Exhibit C

     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.

                                                                 /s/ John Banes
                                                                 --------------
                                                                     John Banes



                                       8
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                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.


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IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.

Dated: June 6, 2002                              /s/ William M. McCann
                                                 ---------------------
                                                 William M. McCann

                                    Witness:     /s/ Michael Walsh
                                                 -----------------


Dated: June 6, 2002                              /s/ Roy M. Dantzic
                                                 ------------------
                                                 Roy M. Dantzic

                                    Witness:     /s Michael Walsh
                                                 -----------------


Dated: June 6, 2002                              /s/ Hugh R. Jenkins
                                                 -------------------
                                                 Hugh R. Jenkins

                                    Witness:     /s/ Michael Walsh
                                                 -----------------


Dated: June 6, 2002                              /s/ Richard E. Cavanagh
                                                 -----------------------
                                                 Richard E. Cavanagh

                                    Witness:     /s/ Michael Walsh
                                                 -----------------


Dated: June 6, 2002                              /s/ Brian T. Hayden
                                                 -------------------
                                                 Brian T. Hayden

                                    Witness:     /s/ Michael Walsh
                                                 -----------------